UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): October 20, 2004
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                             AGU ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           005-79752                                      84-1557072
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   (Commission File Number)                    (IRS Employer Identification No.)

11077 Biscayne Blvd., Suite 100, Miami, Florida                        33161
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 (Address of Principal Executive Offices)                            (Zip Code)

                                 (305) 899-6100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item  1.01 Entry into a Material Definitive Agreement

      On October 20, 2004, the Company held its Annual Meeting of Shareholders at which the following proposals were approved by the shareholders of the Company necessary to approve such matters in accordance with the Colorado Business Corporation Act and the Company's charter documents: (i) the reincorporation of the Company in the state of Delaware through a merger of the Company into a wholly owned subsidiary corporation incorporated in the State of Delaware (the "Reincorporation Merger") and (ii) the adoption of the Company's 2004 Stock Option and Stock Incentive Plan (the "Incentive Plan"). The shareholders of the Company also voted to re-elect all five of the Company's directors to the Board of Directors at the Annual Meeting.

      The Merger Agreement

      The Reincorporation Merger was effected in accordance with the terms and conditions of that certain Agreement and Plan of Merger, dated as of September 30, 2004 (the "Merger Agreement"), by and between the Company and AGU Entertainment Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("AGU Delaware"), pursuant to which, upon shareholder approval on October 20, 2004 and effective October 21, 2004, the Company merged with and into AGU Delaware for the purpose of reincorporating the Company in the State of Delaware.

      Pursuant to the terms of the Merger Agreement, (i) the Company merged with and into AGU Delaware, with AGU Delaware being the surviving corporation; (ii) AGU Delaware assumed all assets and liabilities of the Company, including obligations under the Company's outstanding indebtedness and contracts, including the newly adopted Incentive Plan; (iii) the Company's existing Board of Directors and officers became the Board of Directors and officers of AGU Delaware, subject to the terms and conditions of the Certificate of Incorporation of AGU Delaware which provides, among other things, for the classification of directors; and (v) the Company's subsidiaries became the subsidiaries of AGU Delaware. No shareholders of the Company exercised dissenters' rights under the Colorado Business Corporation Act.

      The reincorporation did not result in any change in the Company's name, headquarters, business, jobs, management, location of any of the Company's offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth. A summary of the most significant differences between the rights of the shareholders of the Company before and after the Reincorporation Merger as a result of the differences among the Colorado Business Corporation Act and the Delaware General Corporation Law and the Articles of Incorporation and Bylaws of the Company prior to the Reincorporation Merger and the Certificate of Incorporation and the Bylaws of AGU Delaware is contained in the Company's Definitive Proxy Statement on
Schedule 14A filed with the Securities and Exchange Commission on October 7,
2004.

      The above description of the Merger Agreement is qualified in its entirety by reference to the full and complete text of such agreement, a copy of which was filed with the Securities and Exchange Commission on October 7, 2004 as Appendix D to the Company's Definitive Proxy Statement on Schedule 14A for the 2004 Annual Meeting.

      The 2004 Stock Option and Stock Incentive Plan

      The Incentive Plan was adopted by the Board of Directors of the Company on July 29, 2004 and approved by the shareholders of the Company on October 20, 2004. The purpose of the Incentive Plan is to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining officers, directors and other key employees of and consultants to the Company and its affiliates by providing for awards in the form of common stock of the Company. The Incentive Plan provides that all officers, directors, important consultants and key employees of the Company and of any present or future Company parent or subsidiary corporation are eligible to receive an option or options or awards of restricted stock under the Incentive Plan. Awards made pursuant to the Incentive Plan may be in the form of options or grants of shares of restricted stock.

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      Options granted under the Incentive Plan may be incentive stock options or non-qualified stock options and may be subject to a vesting schedule, as determined by the Board of Directors or the Compensation Committee of the Board of Directors (the "Committee"). The option price for options issued under the Incentive Plan will be at least equal to the fair market value of the Company's common stock on the date of grant of the option. The expiration date of an option is also determined by the Board of Directors or the Committee at the time of the grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant of the option under the Incentive Plan. All unexercised options terminate three months following the date on which an optionee's employment with the Company terminates, other than by reason of disability or death. An exercisable option held by an optionee who dies or who ceases to be employed by the Company because of disability may be exercised by the employee or his representative within one year after the employee dies or becomes disabled (but not later than the scheduled option termination date). Additionally, unless the Board of Directors or the Committee shall otherwise provide, upon a change of control of the Company, options granted under the Incentive Plan may be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Board of Directors or the Committee deems in its sole discretion to be similar circumstances) and any vesting date may accelerate accordingly. A change in control is defined in the Incentive Plan to include a change within a twelve-month period in holders of more than 50% of the outstanding voting stock of the Company, or any other events deemed to be a change in control by the Board of Directors or the Committee.

      All awards of restricted stock under the Incentive Plan may be subject to vesting for a period of time and will become unrestricted under the Incentive Plan in accordance with a vesting schedule, if any, set by the Board of Directors or the Committee at the time of grant. Under the terms of the Incentive Plan, the Board of Directors or the Committee may also establish an additional time period during which the participant must hold the vested shares prior to resale. During the restricted period, if any, the participant shall have the right to vote the shares subject to the award. All unvested awards terminate immediately upon termination of the participant's employment with the Company, other than by reason of disability or death. If the participant ceases to be employed by the Company because of death or disability, any unvested awards will immediately vest. Additionally, unless the Board of Directors or the Committee shall otherwise provide, if the participant's employment with the Company is involuntarily terminated for any reason, except for cause, during an eighteen-month period after a change in control of the Company, the shares of common stock subject to the participant's award will fully vest and no longer be subject to the restrictions under the Incentive Plan.

      Except as otherwise provided by the rules and regulations of the Securities and Exchange Commission, the Incentive Plan provides that the Board of Directors or the Committee at the time of grant of a non-qualified stock option may provide that such stock option is transferable to any "family member" of the optionee by gift or qualified domestic relations order. The Incentive Plan defines "family member" to include any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant or employee), a trust in which these

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

persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests. Except as otherwise provided by the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder, no incentive stock option granted under the Incentive Plan may be sold, assigned or transferred other than by will or the laws of descent and distribution. Awards of restricted stock may not be sold, assigned or transferred, during the restricted period established by the Board of Directors or the Committee as set forth in the restricted stock agreement, except, in the event of death, by will or the laws of descent and distribution.

      Pursuant to the terms of the Incentive Plan, 2,000,000 shares of the Company's common stock were reserved for issuance upon the exercise of options or awards of restricted stock granted under the Incentive Plan. All 2,000,000 share of the Company's common stock may be awarded in form of incentive stock options. The Incentive Plan provides that the maximum number of options or restricted stock which may be awarded to any single participant under the Incentive Plan shall equal no more than 90% of the shares reserved for issuance under the Incentive Plan.

      Unless terminated earlier by the Board of Directors, the Incentive Plan will remain in effect until all awards granted under Incentive Plan have been satisfied by the issuance of shares provided that no new options or restricted stock awards may be granted under such Incentive Plan more than ten years from October 20, 2004, the date the Incentive Plan was adopted by the Company.

      The above description of the Incentive Plan is qualified in its entirety by reference to the full and complete text of the Incentive Plan, which includes the form of awards to be granted thereunder, a copy of which was filed with the Securities and Exchange Commission on October 7, 2004 as Appendix C to the Company's Definitive Proxy Statement on Schedule 14A for the 2004 Annual Meeting.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 26, 2004                    AGU ENTERTAINMENT CORP.


                                            By: /s/ David C. Levy
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                                                Name:    David C. Levy
                                                Title:   President

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